UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-490

Oppenheimer Equity Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/29/2012

Item 1.	Reports to Stockholders.

June 30, 2012

Oppenheimer Equity Fund, Inc.	Management Commentary and Semiannual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund’s Portfolio Managers

SEMIANNUAL REPORT

Listing of Top Holdings

Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries
Oil, Gas & Consumable Fuels	7.6%
Pharmaceuticals	7.3
Beverages	5.6
Commercial Banks	5.2
Computers & Peripherals	4.5
Communications Equipment	4.5
Aerospace & Defense	3.4
Chemicals	3.3
Health Care Providers & Services	3.3
Machinery	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

Top Ten Common Stock Holdings
Apple, Inc.	4.3%
Chevron Corp.	3.4
Coca-Cola Co. (The)	2.8
Humana, Inc.	1.9
QUALCOMM, Inc.	1.9
Juniper Networks, Inc.	1.7
Honeywell International, Inc.	1.7
Merck & Co., Inc.	1.7
Wells Fargo & Co.	1.6
Target Corp.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets. For more current Top 10 Fund Holdings, please visit oppenheimerfunds.com.

7	OPPENHEIMER EQUITY FUND, INC.

TOP HOLDINGS AND ALLOCATIONS

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on the total market value of common stocks.

8	OPPENHEIMER EQUITY FUND, INC.

NOTES

Total returns include changes in share price and reinvestment of dividends and capital gains distributions. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or capital gains paid by the Fund or any capital gains you may realize if you sell your shares.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Class A shares of the Fund were first publicly offered on 10/2/47. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.

9	OPPENHEIMER EQUITY FUND, INC.

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER EQUITY FUND, INC.

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Class A	$1,000.00	$1,062.30	$4.86
Class B	1,000.00	1,058.50	10.38
Class C	1,000.00	1,057.10	9.66
Class N	1,000.00	1,061.20	6.95
Class Y	1,000.00	1,063.50	4.29

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.03	4.76
Class B	1,000.00	1,014.69	10.16
Class C	1,000.00	1,015.38	9.46
Class N	1,000.00	1,018.00	6.81
Class Y	1,000.00	1,020.57	4.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Class A	0.95%
Class B	2.03
Class C	1.89
Class N	1.36
Class Y	0.84

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11	OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS    June 29, 2012* / Unaudited

	Shares	Value
Common Stocks—98.3%
Consumer Discretionary—12.5%
Auto Components—0.5%
Johnson Controls, Inc.	224,800	$6,229,208
Automobiles—0.7%
Ford Motor Co.	972,460	9,325,891
Hotels, Restaurants & Leisure—1.6%
McDonald’s Corp.	165,850	14,682,701
Yum! Brands, Inc.	121,630	7,835,405

		22,518,106
Household Durables—1.1%
Mohawk Industries, Inc.[1]	223,360	15,597,229
Internet & Catalog Retail—0.9%
Amazon.com, Inc.[1]	52,933	12,087,251
Media—2.3%
Comcast Corp., Cl. A	485,140	15,509,926
Viacom, Inc., Cl. B	69,220	3,254,724
Walt Disney Co. (The)	277,830	13,474,755

		32,239,405
Multiline Retail—1.6%
Target Corp.	378,130	22,003,385
Specialty Retail—2.1%
Bed Bath & Beyond, Inc.[1]	27,630	1,707,534
O’Reilly Automotive, Inc.[1]	131,070	10,979,734
Talbots, Inc. (The)[1]	193,700	488,124
Tiffany & Co.	101,680	5,383,956
TJX Cos., Inc. (The)	257,720	11,063,920

		29,623,268
Textiles, Apparel & Luxury Goods—1.7%
Coach, Inc.	141,555	8,278,136
Nike, Inc., Cl. B	105,600	9,269,568
Ralph Lauren Corp.	41,820	5,857,309

		23,405,013
Consumer Staples—10.4%
Beverages—5.6%
Brown-Forman Corp., Cl. B	89,800	8,697,130
Coca-Cola Co. (The)	488,540	38,198,943
Molson Coors Brewing Co., Cl. B, Non-Vtg.	346,270	14,408,295
PepsiCo, Inc.	97,380	6,880,871

	Shares	Value
Beverages Continued
SABMiller plc	248,190	$9,969,101

		78,154,340
Food & Staples Retailing—1.1%
Costco Wholesale Corp.	158,440	15,051,800
Food Products—1.3%
Mead Johnson Nutrition Co., Cl. A	90,590	7,293,401
Nestle SA	173,702	10,349,100

		17,642,501
Household Products—1.3%
Church & Dwight Co., Inc.	156,700	8,692,149
Colgate-Palmolive Co.	93,430	9,726,063

		18,418,212
Personal Products—0.5%
Estee Lauder Cos., Inc. (The), Cl. A	132,150	7,151,958
Tobacco—0.6%
Philip Morris International, Inc.	97,350	8,494,761
Energy—10.6%
Energy Equipment & Services—3.0%
Baker Hughes, Inc.	254,600	10,464,060
Cameron International Corp.[1]	156,230	6,672,583
Ensco plc, Cl. A	133,360	6,263,919
National Oilwell Varco, Inc.	119,050	7,671,582
Schlumberger Ltd.	167,440	10,868,530

		41,940,674
Oil, Gas & Consumable Fuels—7.6%
Apache Corp.	83,800	7,365,182
Chevron Corp.	442,758	46,710,969
ConocoPhillips	87,100	4,867,148
Exxon Mobil Corp.	247,150	21,148,626
Noble Energy, Inc.	75,520	6,405,606
Occidental Petroleum Corp.	136,630	11,718,755
Phillips 66[1]	43,550	1,447,602
Valero Energy Corp.	202,960	4,901,484

		104,565,372

12	OPPENHEIMER EQUITY FUND, INC.

	Shares	Value
Financials—11.7%
Capital Markets—2.5%
BlackRock, Inc.	88,750	$15,071,525
Goldman Sachs Group, Inc. (The)	209,020	20,036,657

		35,108,182
Commercial Banks—5.2%
M&T Bank Corp.	182,770	15,091,319
PNC Financial Services Group, Inc.	162,700	9,942,597
Standard Chartered plc	230,247	5,019,563
SunTrust Banks, Inc.	513,820	12,449,859
U.S. Bancorp	216,970	6,977,755
Wells Fargo & Co.	660,780	22,096,483

		71,577,576
Consumer Finance—0.6%
American Express Co.	143,990	8,381,658
Diversified Financial Services—1.2%
Citigroup, Inc.	619,040	16,967,886
Insurance—2.2%
ACE Ltd.	226,860	16,817,132
Marsh & McLennan Cos., Inc.	191,050	6,157,542
Travelers Cos., Inc. (The)	125,200	7,992,768

		30,967,442
Health Care—14.0%
Biotechnology—1.2%
Alexion Pharmaceuticals, Inc.[1]	50,600	5,024,580
Vertex Pharmaceuticals, Inc.[1]	212,560	11,886,355

		16,910,935
Health Care Equipment & Supplies—1.4%
Baxter International, Inc.	350,160	18,611,004
Health Care Providers & Services—3.3%
Humana, Inc.	332,710	25,765,062
UnitedHealth Group, Inc.	347,030	20,301,255

		46,066,317
Health Care Technology—0.4%
Cerner Corp.[1]	59,490	4,917,443

	Shares	Value
Life Sciences Tools & Services—0.4%
Mettler-Toledo International, Inc.[1]	35,620	$5,551,377
Pharmaceuticals—7.3%
Allergan, Inc.	153,980	14,253,929
Bristol-Myers Squibb Co.	329,970	11,862,422
Merck & Co., Inc.	557,560	23,278,130
Novo Nordisk AS, Cl. B	83,007	11,988,534
Perrigo Co.	51,760	6,104,057
Pfizer, Inc.	643,220	14,794,060
Roche Holding AG	52,788	9,098,790
Teva Pharmaceutical Industries Ltd., Sponsored ADR	258,680	10,202,339

		101,582,261
Industrials—12.0%
Aerospace & Defense—3.4%
Honeywell International, Inc.	420,790	23,496,914
Precision Castparts Corp.	55,800	9,178,542
TransDigm Group, Inc.[1]	32,210	4,325,803
United Technologies Corp.	124,440	9,398,953

		46,400,212
Air Freight & Logistics—0.7%
United Parcel Service, Inc., Cl. B	126,960	9,999,370
Airlines—0.2%
United Continental Holdings, Inc.[1]	136,160	3,312,773
Construction & Engineering—0.5%
Quanta Services, Inc.[1]	297,600	7,163,232
Industrial Conglomerates—1.8%
Danaher Corp.	218,590	11,384,167
Tyco International Ltd.	259,340	13,706,119

		25,090,286
Machinery—3.1%
Caterpillar, Inc.	100,070	8,496,944
Cummins, Inc.	58,330	5,652,760
Deere & Co.	90,490	7,317,926
Joy Global, Inc.	120,220	6,820,081
Navistar International Corp.[1]	180,000	5,106,600

13	OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value
Machinery Continued
Parker-Hannifin Corp.	116,060	$8,922,693

		42,317,004
Road & Rail—1.5%
Hunt (J.B.) Transport Services, Inc.	80,460	4,795,416
Kansas City Southern, Inc.	59,890	4,165,948
Union Pacific Corp.	103,160	12,308,020

		21,269,384
Trading Companies & Distributors—0.8%
AerCap Holdings NV1	976,861	11,018,992
Information Technology—18.6%
Communications Equipment—4.5%
Cisco Systems, Inc.	726,820	12,479,499
Juniper Networks, Inc.[1]	1,470,910	23,990,542
QUALCOMM, Inc.	461,510	25,696,877

		62,166,918
Computers & Peripherals—4.5%
Apple, Inc.[1]	102,940	60,116,960
SanDisk Corp.[1]	73,890	2,695,507

		62,812,467
Electronic Equipment & Instruments—1.5%
Corning, Inc.	571,660	7,391,564
TE Connectivity Ltd.	419,020	13,370,928

		20,762,492
Internet Software & Services—2.4%
eBay, Inc.[1]	313,040	13,150,810
Google, Inc., Cl. A1	34,830	20,203,838

		33,354,648
IT Services—1.9%
International Business Machines Corp.	38,680	7,565,034
Teradata Corp.[1]	132,880	9,568,689
Visa, Inc., Cl. A	74,670	9,231,452

		26,365,175
Semiconductors & Semiconductor Equipment—2.2%
Analog Devices, Inc.	188,710	7,108,706
Broadcom Corp., Cl. A	260,664	8,810,443

	Shares	Value
Semiconductors & Semiconductor Equipment Continued
Texas Instruments, Inc.	202,920	$5,821,775
Xilinx, Inc.	254,200	8,533,494

		30,274,418
Software—1.6%
Intuit, Inc.	157,440	9,344,064
Salesforce.com, Inc.[1]	41,920	5,795,859
Vmware, Inc., Cl. A1	86,310	7,857,662

		22,997,585
Materials—4.0%
Chemicals—3.3%
Celanese Corp., Series A	91,464	3,166,484
Ecolab, Inc.	136,700	9,368,051
Monsanto Co.	91,250	7,553,675
Mosaic Co. (The)	256,600	14,051,416
Praxair, Inc.	111,140	12,084,252

		46,223,878
Containers & Packaging—0.7%
Rock-Tenn Co., Cl. A	180,740	9,859,367
Telecommunication Services—1.4%
Diversified Telecommunication Services—1.4%
AT&T, Inc.	285,908	10,195,479
Verizon Communications, Inc.	193,910	8,617,360

		18,812,839
Utilities—3.1%
Electric Utilities—1.8%
American Electric Power Co., Inc.	207,110	8,263,689
Edison International, Inc.	365,120	16,868,544

		25,132,233
Energy Traders—0.6%
GenOn Energy, Inc.[1]	4,278,780	7,316,714
Multi-Utilities—0.7%
NiSource, Inc.	156,700	3,878,325
Public Service Enterprise Group, Inc.	190,130	6,179,224

		10,057,549
Total Common Stocks (Cost $1,108,070,002)		1,363,797,991

14	OPPENHEIMER EQUITY FUND, INC.

	Expiration Date	Strike Price	Contracts	Value
Options Purchased—0.0%
Humana, Inc. Put[1]	7/23/12	$72.500	482	$14,460
Humana, Inc. Put[1]	8/20/12	67.500	498	24,900
UnitedHealth Group, Inc. Put[1]	7/23/12	55.000	791	35,595
UnitedHealth Group, Inc. Put[1]	8/20/12	52.500	791	47,460
Total Options Purchased (Cost $255,331)				122,415

			Shares
Investment Company—3.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3] (Cost $41,450,169)			41,450,169	41,450,169
Total Investments, at Value (Cost $1,149,775,502)			101.3%	1,405,370,575
Liabilities in Excess of Other Assets			(1.3)	(18,218,086)

Net Assets			100.0%	$1,387,152,489

Footnotes to Statement of Investments

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	40,412,584	198,589,422	197,551,837	41,450,169

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$41,450,169	$33,729

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of June 29, 2012.

See accompanying Notes to Financial Statements.

15	OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES    June 29, 20121 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,108,325,333)	$1,363,920,406
Affiliated companies (cost $41,450,169)	41,450,169
1,405,370,575
Cash	45
Receivables and other assets:
Dividends	1,620,291
Investments sold	1,260,325
Shares of capital stock sold	221,803
Other	115,341
Total assets	1,408,588,380
Liabilities
Payables and other liabilities:
Investments purchased	19,553,554
Shares of capital stock redeemed	1,291,733
Distribution and service plan fees	273,327
Transfer and shareholder servicing agent fees	226,127
Directors’ compensation	56,865
Shareholder communications	14,454
Other	19,831
Total liabilities	21,435,891
Net Assets	$1,387,152,489
Composition of Net Assets
Par value of shares of capital stock	$15,428,739
Additional paid-in capital	1,589,956,220
Accumulated net investment income	14,800,106
Accumulated net realized loss on investments and foreign currency transactions	(488,622,078)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	255,589,502
Net Assets	$1,387,152,489

1. June 29, 2012 represents the last business day of the Funds 2012 semiannual period. See Note 1 of the accompanying Notes.

16	OPPENHEIMER EQUITY FUND, INC.

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,243,188,535 and 137,456,881 shares of capital stock outstanding)	$9.04
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.59
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,400,130 and 4,135,876 shares of capital stock outstanding)	$8.32
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $55,198,312 and 6,623,026 shares of capital stock outstanding)	$8.33
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,960,470 and 2,708,844 shares of capital stock outstanding)	$8.85
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $30,405,042 and 3,362,762 shares of capital stock outstanding)	$9.04

See accompanying Notes to Financial Statements.

17	OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF OPERATIONS   For the Six Months Ended June 29, 20121 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $204,229)	$13,454,709
Affiliated companies	33,729
Interest	711
Total investment income	13,489,149
Expenses
Management fees	3,959,444
Distribution and service plan fees:
Class A	1,276,029
Class B	181,599
Class C	280,677
Class N	62,591
Transfer and shareholder servicing agent fees:
Class A	1,086,108
Class B	80,044
Class C	85,831
Class N	34,551
Class Y	42,600
Shareholder communications:
Class A	99,230
Class B	16,049
Class C	6,697
Class N	2,752
Class Y	330
Directors’ compensation	35,411
Custodian fees and expenses	3,059
Administration service fees	750
Other	91,251
Total expenses	7,345,003
Less waivers and reimbursements of expenses	(25,915)
Net expenses	7,319,088
Net Investment Income	6,170,061

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

18	OPPENHEIMER EQUITY FUND, INC.

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	$43,461,923
Foreign currency transactions	207,006
Net realized gain	43,668,929
Net change in unrealized appreciation/depreciation on:
Investments	38,603,597
Translation of assets and liabilities denominated in foreign currencies	(85,776)
Net change in unrealized appreciation/depreciation	38,517,821
Net Increase in Net Assets Resulting from Operations	$88,356,811

See accompanying Notes to Financial Statements.

19	OPPENHEIMER EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment income	$6,170,061	$11,341,712
Net realized gain	43,668,929	117,965,114
Net change in unrealized appreciation/depreciation	38,517,821	(170,857,426)
Net increase (decrease) in net assets resulting from operations	88,356,811	(41,550,600)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(9,182,030)
Class B	—	—
Class C	—	—
Class N	—	(54,687)
Class Y	—	(389,182)
	—	(9,625,899)
Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions:
Class A	(74,340,506)	(185,820,599)
Class B	(4,457,592)	(12,054,902)
Class C	(2,357,838)	(5,389,249)
Class N	(2,921,282)	(9,745,173)
Class Y	(3,081,460)	(19,420,436)
	(87,158,678)	(232,430,359)
Net Assets
Total increase (decrease)	1,198,133	(283,606,858)
Beginning of period	1,385,954,356	1,669,561,214
End of period (including accumulated net investment income of $14,800,106 and $8,630,045, respectively)	$1,387,152,489	$1,385,954,356

1. June 29, 2012 and December 30, 2011 represents the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20	OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Class A	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.51	$8.83	$7.93	$5.75	$10.33	$10.81
Income (loss) from investment operations:
Net investment income[2]	.04	.07	.04	.04	.06	.06
Net realized and unrealized gain (loss)	.49	(.33)	.91	2.19	(4.59)	1.12
Total from investment operations	.53	(.26)	.95	2.23	(4.53)	1.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.06)	(.05)	(.05)	(.02)	(.05)
Distributions from net realized gain	—	—	—	—	(.03)	(1.61)
Total dividends and/or distributions to shareholders	—	(.06)	(.05)	(.05)	(.05)	(1.66)
Net asset value, end of period	$9.04	$8.51	$8.83	$7.93	$5.75	$10.33
Total Return, at Net Asset Value[3]	6.23%	(2.91)%	12.01%	38.79%	(43.83)%	10.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,243,189	$1,238,188	$1,469,388	$1,560,867	$1,325,211	$2,699,449
Average net assets (in thousands)	$1,291,000	$1,374,779	$1,459,514	$1,384,195	$2,114,509	$2,631,437
Ratios to average net assets:[4]
Net investment income	0.93%	0.80%	0.45%	0.67%	0.67%	0.48%
Total expenses[5]	0.95%	0.95%	0.99%	1.03%	0.94%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.99%	1.03%	0.94%	0.86%
Portfolio turnover rate	34%	50%	81%	79%	111%	132%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.95%
Year Ended December 30, 2011	0.95%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	1.03%
Year Ended December 31, 2008	0.94%
Year Ended December 31, 2007	0.86%

See accompanying Notes to Financial Statements.

21	OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Class B	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.86	$8.18	$7.38	$5.36	$9.69	$10.28
Income (loss) from investment operations:
Net investment loss[2]	(.01)	(.02)	(.04)	(.01)	(.02)	(.04)
Net realized and unrealized gain (loss)	.47	(.30)	.84	2.03	(4.28)	1.06
Total from investment operations	.46	(.32)	.80	2.02	(4.30)	1.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gain	—	—	—	—	(.03)	(1.61)
Total dividends and/or distributions to shareholders	—	—	—	—	(.03)	(1.61)
Net asset value, end of period	$8.32	$7.86	$8.18	$7.38	$5.36	$9.69
Total Return, at Net Asset Value[3]	5.85%	(3.91)%	10.84%	37.69%	(44.38)%	9.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,400	$36,681	$49,914	$57,266	$58,190	$143,008
Average net assets (in thousands)	$36,756	$43,272	$49,983	$55,123	$100,715	$153,405
Ratios to average net assets:[4]
Net investment loss	(0.15)%	(0.22)%	(0.48)%	(0.23)%	(0.21)%	(0.39)%
Total expenses[5]	2.09%	2.13%	2.17%	2.32%	1.84%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.03%	1.96%	1.96%	1.97%	1.82%	1.73%
Portfolio turnover rate	34%	50%	81%	79%	111%	132%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	2.09%
Year Ended December 30, 2011	2.13%
Year Ended December 31, 2010	2.17%
Year Ended December 31, 2009	2.32%
Year Ended December 31, 2008	1.84%
Year Ended December 31, 2007	1.73%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER EQUITY FUND, INC.

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Class C	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.88	$8.19	$7.38	$5.37	$9.70	$10.28
Income (loss) from investment operations:
Net investment loss[2]	— [3]	(.01)	(.04)	(.01)	(.02)	(.05)
Net realized and unrealized gain (loss)	.45	(.30)	.85	2.02	(4.28)	1.08
Total from investment operations	.45	(.31)	.81	2.01	(4.30)	1.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gain	—	—	—	—	(.03)	(1.61)
Total dividends and/or distributions to shareholders	—	—	—	—	(.03)	(1.61)
Net asset value, end of period	$8.33	$7.88	$8.19	$7.38	$5.37	$9.70
Total Return, at Net Asset Value[4]	5.71%	(3.79)%	10.98%	37.43%	(44.33)%	9.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,198	$54,341	$61,965	$64,263	$56,415	$112,493
Average net assets (in thousands)	$56,926	$59,374	$60,389	$58,012	$90,137	$ 99,630
Ratios to average net assets:[5]
Net investment loss	(0.01)%	(0.15)%	(0.48)%	(0.23)%	(0.24)%	(0.41)%
Total expenses[6]	1.89%	1.90%	1.94%	2.02%	1.88%	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.90%	1.93%	1.94%	1.85%	1.75%
Portfolio turnover rate	34%	50%	81%	79%	111%	132%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.89%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	1.94%
Year Ended December 31, 2009	2.02%
Year Ended December 31, 2008	1.88%
Year Ended December 31, 2007	1.75%

See accompanying Notes to Financial Statements.

23	OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Class N	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.34	$8.64	$7.77	$5.63	$10.13	$10.64
Income (loss) from investment operations:
Net investment income[2]	.02	.03	— [3]	.02	.02	.01
Net realized and unrealized gain (loss)	.49	(.31)	.88	2.14	(4.49)	1.11
Total from investment operations	.51	(.28)	.88	2.16	(4.47)	1.12
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.02)	(.01)	(.02)	—	(.02)
Distributions from net realized gain	—	—	—	—	(.03)	(1.61)
Total dividends and/or distributions to shareholders	—	(.02)	(.01)	(.02)	(.03)	(1.63)
Net asset value, end of period	$8.85	$8.34	$8.64	$7.77	$5.63	$10.13
Total Return, at Net Asset Value[4]	6.12%	(3.27)%	11.38%	38.41%	(44.13)%	10.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,960	$25,309	$35,729	$37,846	$33,852	$55,175
Average net assets (in thousands)	$25,381	$29,936	$36,203	$34,829	$49,633	$41,323
Ratios to average net assets:[5]
Net investment income	0.52%	0.33%	0.01%	0.30%	0.25%	0.06%
Total expenses[6]	1.36%	1.41%	1.48%	1.54%	1.38%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%	1.41%	1.43%	1.42%	1.36%	1.28%
Portfolio turnover rate	34%	50%	81%	79%	111%	132%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.36%
Year Ended December 30, 2011	1.41%
Year Ended December 31, 2010	1.48%
Year Ended December 31, 2009	1.54%
Year Ended December 31, 2008	1.38%
Year Ended December 31, 2007	1.28%

See accompanying Notes to Financial Statements.

24	OPPENHEIMER EQUITY FUND, INC.

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Class Y	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.50	$8.82	$7.92	$5.74	$10.33	$10.81
Income (loss) from investment operations:
Net investment income[2]	.05	.08	.05	.05	.07	.07
Net realized and unrealized gain (loss)	.49	(.32)	.91	2.19	(4.59)	1.13
Total from investment operations	.54	(.24)	.96	2.24	(4.52)	1.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.08)	(.06)	(.06)	(.04)	(.07)
Distributions from net realized gain	—	—	—	—	(.03)	(1.61)
Total dividends and/or distributions to shareholders	—	(.08)	(.06)	(.06)	(.07)	(1.68)
Net asset value, end of period	$9.04	$8.50	$8.82	$7.92	$5.74	$10.33
Total Return, at Net Asset Value[3]	6.35%	(2.75)%	12.19%	39.06%	(43.79)%	10.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,405	$31,435	$52,565	$58,651	$43,904	$85,365
Average net assets (in thousands)	$32,355	$50,054	$55,247	$48,784	$68,817	$65,220
Ratios to average net assets:[4]
Net investment income	1.04%	0.93%	0.59%	0.80%	0.82%	0.61%
Total expenses[5]	0.84%	0.81%	0.83%	0.90%	0.80%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.81%	0.83%	0.88%	0.79%	0.72%
Portfolio turnover rate	34%	50%	81%	79%	111%	132%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.84%
Year Ended December 30, 2011	0.81%
Year Ended December 31, 2010	0.83%
Year Ended December 31, 2009	0.90%
Year Ended December 31, 2008	0.80%
Year Ended December 31, 2007	0.72%

See accompanying Notes to Financial Statements.

25	OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS    June 29, 2012 / Unaudited

1. Significant Accounting Policies

Oppenheimer Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek a high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class N and Class Y shares. Class B shares are no longer offered for new purchase after June 29, 2012. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses,

26	OPPENHEIMER EQUITY FUND, INC.

including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 30, 2011, the Fund utilized $122,694,572 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $13,420,396 and straddle losses of $3,256,724. Details of the fiscal year ended December 30, 2011 capital loss carryforwards are included in the following table.

27	OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$99,355,112
2017	401,518,168
No expiration	13,420,396

Total	$514,293,676

As of June 29, 2012, it is estimated that the capital loss carryforwards would be $470,624,747 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 29, 2012, it is estimated that the Fund will utilize $43,668,929 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,173,257,067

Gross unrealized appreciation	$284,704,676
Gross unrealized depreciation	(52,591,168)

Net unrealized appreciation	$232,113,508

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets

28	OPPENHEIMER EQUITY FUND, INC.

of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

29	OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

30	OPPENHEIMER EQUITY FUND, INC.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing

31	OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$173,028,756	$—	$—	$173,028,756
Consumer Staples	134,944,471	9,969,101	—	144,913,572
Energy	146,506,046	—	—	146,506,046
Financials	157,983,181	5,019,563	—	163,002,744
Health Care	193,639,337	—	—	193,639,337
Industrials	166,571,253	—	—	166,571,253
Information Technology	258,733,703	—	—	258,733,703

32	OPPENHEIMER EQUITY FUND, INC.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Materials	$56,083,245	$—	$—	$56,083,245
Telecommunication Services	18,812,839	—	—	18,812,839
Utilities	42,506,496	—	—	42,506,496
Options Purchased	122,415	—	—	122,415
Investment Company	41,450,169	—	—	41,450,169

Total Assets	$1,390,381,911	$14,988,664	$—	$1,405,370,575

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Capital Stock

The Fund has authorized 860 million shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	2,500,898	$22,809,613	6,742,845	$60,171,634
Dividends and/or distributions reinvested	—	—	1,021,802	8,613,793
Redeemed	(10,608,329)	(97,150,119)	(28,674,255)	(254,606,026)

Net decrease	(8,107,431)	$(74,340,506)	(20,909,608)	$(185,820,599)

Class B
Sold	317,623	$2,677,076	775,412	$6,396,344
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(845,861)	(7,134,668)	(2,211,427)	(18,451,246)

Net decrease	(528,238)	$(4,457,592)	(1,436,015)	$(12,054,902)

Class C
Sold	533,498	$4,501,776	1,200,244	$9,893,176
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(810,967)	(6,859,614)	(1,866,934)	(15,282,425)

Net decrease	(277,469)	$(2,357,838)	(666,690)	$(5,389,249)

33	OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Capital Stock Continued

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Class N
Sold	272,489	$2,398,065	586,800	$5,078,881
Dividends and/or distributions reinvested	—	—	5,846	48,350
Redeemed	(599,711)	(5,319,347)	(1,689,956)	(14,872,404)

Net decrease	(327,222)	$(2,921,282)	(1,097,310)	$(9,745,173)

Class Y
Sold	1,712,378	$14,741,269	998,109	$8,919,325
Dividends and/or distributions reinvested	—	—	32,003	269,788
Redeemed	(2,048,370)	(17,822,729)	(3,290,332)	(28,609,549)

Net decrease	(335,992)	$(3,081,460)	(2,260,220)	$(19,420,436)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$476,876,358	$554,107,072

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Over $500 million	0.50

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the six months ended June 29, 2012, the Fund paid $1,350,262 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

34	OPPENHEIMER EQUITY FUND, INC.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 29, 2012 were as follows:

Class C	$3,735,228
Class N	1,074,710

35	OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
June 29, 2012	$90,524	$51	$38,952	$2,222	$37

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $15,298 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class. OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended June 29, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$10,581
Class Y	36

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or

36	OPPENHEIMER EQUITY FUND, INC.

securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

37	OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of June 29, 2012 are as follows:

Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Equity contracts	Investments, at value	$122,415	*

* Amounts relate to purchased options.

38	OPPENHEIMER EQUITY FUND, INC.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Foreign currency transactions	Total
Equity contracts	$(1,704,900)	$—	$(1,704,900)
Foreign exchange contracts	—	82,141	82,141
Volatility contracts	(965,515)	—	(965,515)

Total	$(2,670,415)	$82,141	$(2,588,274)

* Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*
Equity contracts	$(132,916)
Volatility contracts	1,586,699

Total	$1,453,783

* Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the six months ended June 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $41,601 and $567,963, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of June 29, 2012, the Fund had no outstanding forward contracts.

39	OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the six months ended June 29, 2012, the Fund had an ending monthly average market value of $125,128 and $17,488 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

As of June 29, 2012, the Fund had no outstanding written options.

7. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the

40	OPPENHEIMER EQUITY FUND, INC.

respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and

41	OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Pending Litigation Continued

AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

42	OPPENHEIMER EQUITY FUND, INC.

SPECIAL SHAREHOLDER MEETING    Unaudited

On February 29, 2012, a shareholder meeting of Oppenheimer Equity Fund, Inc. (the “Fund”) was held at which the twelve Trustees identified below were elected (Proposal No. 1). At the meeting Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	85,266,229	2,466,392
Edward L. Cameron	85,373,209	2,359,412
Jon S. Fossel	85,654,735	2,077,886
Sam Freedman	85,383,975	2,348,646
Richard F. Grabish	85,806,781	1,925,840
Beverly L. Hamilton	85,743,608	1,989,013
Robert J. Malone	85,773,158	1,959,463
F. William Marshall, Jr.	85,738,476	1,994,144
Victoria J. Herget	85,805,180	1,927,441
Karen L. Stuckey	85,800,758	1,931,863
James D. Vaughn	85,534,869	2,197,751
William F. Glavin, Jr.	85,735,366	1,997,255

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
63,576,931	2,682,049	1,542,964	19,930,676

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
63,775,245	2,339,921	1,686,779	19,930,676

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
63,362,164	2,739,944	1,699,836	19,930,676

2e-1: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
63,526,668	2,667,330	1,607,945	19,930,676

2g-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
63,455,113	2,715,330	1,631,504	19,930,676

2g-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
63,155,835	2,861,071	1,785,038	19,930,676

2h: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
63,511,868	2,638,987	1,651,089	19,930,676

43	OPPENHEIMER EQUITY FUND, INC.

SPECIAL SHAREHOLDER MEETING    Unaudited

2i: Proposal to revise fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
63,611,455	2,476,106	1,714,382	19,930,676

2o: Proposal to to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
62,322,169	3,797,085	1,682,688	19,930,676

2p: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain	Broker Non Vote
63,173,023	2,855,248	1,773,674	19,930,676

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
64,582,157	1,672,049	1,547,740	19,930,676

44	OPPENHEIMER EQUITY FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

45	OPPENHEIMER EQUITY FUND, INC.

OPPENHEIMER EQUITY FUND, INC.

Trustees and Officers

William L. Armstrong, Chairman of the Board of Director and Director

Edward L. Cameron, Director

Jon S. Fossel, Director

Sam Freedman, Director

Richard F. Grabish, Director

Beverly L. Hamilton, Director

Victoria J. Herget, Director

Robert J. Malone, Director

F. William Marshall, Jr., Director

Karen L. Stuckey, Director

James D. Vaughn, Director

William F. Glavin, Jr., Director, President and Principal Executive Officer

Julie Van Cleave, Vice President

Mitch Williams, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2012 OppenheimerFunds, Inc. All rights reserved.

46	OPPENHEIMER EQUITY FUND, INC.

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

47	OPPENHEIMER EQUITY FUND, INC.

PRIVACY POLICY NOTICE

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

48	OPPENHEIMER EQUITY FUND, INC.

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.

The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/29/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 8/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 8/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 8/9/2012